Filed pursuant to Rule 497(a)(1)
File No. 333-151930
Rule 482ad
FOR IMMEDIATE RELEASE

3700 Glenwood Ave., Ste. 530 Raleigh, NC 27612 (919) 719-4770 Fax (919) 719-4777
www.TCAP.com
TRIANGLE CAPITAL CORPORATION PRICES PUBLIC
OFFERING OF COMMON STOCK
RALEIGH, NC — August 6, 2009 — Triangle Capital Corporation (Nasdaq: TCAP) (the “Company”) today announced that it has priced a public offering of 1,300,000 shares of common stock in an underwritten public offering. Pricing was set at $10.42 per share, and net proceeds from the offering, after deducting underwriting discounts and estimated offering expenses payable by the Company, are expected to be approximately $12,665,000. We intend to invest the net proceeds in lower middle market companies in accordance with our investment objective and strategies, and for working capital and general corporate purposes.
The underwriters have been granted an option, exercisable for 30 days, to purchase up to 195,000 additional shares of common stock to cover overallotments, if any. The underwriters of this offering are RBC Capital Markets Corporation, BB&T Capital Markets, a division of Scott & Stringfellow, LLC, Morgan Keegan & Company, Inc., and Sterne, Agee & Leach, Inc. The offering is subject to customary closing conditions and is expected to close on August 12, 2009.
The shares will be sold pursuant to an effective shelf registration statement on Form N-2 that has been filed with the U.S. Securities and Exchange Commission.
Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The final prospectus supplement dated August 6, 2009, including the base prospectus dated April 16, 2009, contains this and other information about the Company. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained from RBC Capital Markets Corporation, Attn: Equity Syndicate Department, Three World Financial Center, 200 Vesey Street, 8th Floor, New York, NY 10281, Phone: 212-428-6670, Fax: 212-428-6260.
This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.
About Triangle Capital Corporation
Triangle Capital Corporation (www.TCAP.com) is a specialty finance company organized to provide customized financing solutions to lower middle market companies located throughout the United States. Triangle’s investment objective is to seek attractive returns by generating current income from debt investments and capital appreciation from equity related investments. Triangle’s investment philosophy is to partner with business owners, management teams and financial sponsors to provide flexible financing solutions to fund growth, changes of control, or other corporate events. Triangle typically invests $5.0 – $15.0 million per transaction in companies with annual revenues between $20.0 and $75.0 million and EBITDA between $2.0 and $20.0 million.
Triangle has elected to be treated as a business development company under the Investment Company Act of 1940 (the “1940 Act”). Triangle is required to comply with a series of regulatory requirements under the 1940 Act as well as applicable NASDAQ, federal and state laws and regulations. Triangle has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986. Failure to comply with any of the laws and regulations that apply to Triangle could have a material adverse effect on Triangle and its stockholders.
This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such statements, other than statements of historical fact, are likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under the Company’s control, and that the Company may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from these estimates and projections of the future. Such statements speak only as of the time when made, and the Company undertakes no obligation to update any such statement now or in the future.
Contacts

Sheri B. Colquitt	Steven C. Lilly
Vice President, Investor Relations	Chief Financial Officer
919-719-4784	919-719-4789
scolquitt@tcap.com	slilly@tcap.com

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